FTXX1020409 | VGOF-P3

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 16, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

OF EACH FUND LISTED IN SCHEDULE A

At a meeting held on June 30, 2022, the applicable shareholders approved the reorganization of the BrandywineGLOBAL — Dynamic US Large Cap Value Fund and the Martin Currie International Sustainable Equity Fund (collectively, the “Mutual Funds”) into the BrandywineGLOBAL Dynamic US Large Cap Value ETF and the Martin Currie Sustainable International Equity ETF, respectively (collectively, the “ETFs”), each a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization. The reorganization of each Mutual Fund will consist of (1) the transfer of substantially all of the Mutual Fund’s assets, subject to its liabilities, to the corresponding ETF in exchange for shares of the ETF; and (2) the distribution of the ETF shares to the Mutual Fund shareholders in complete liquidation of the Mutual Fund. The Reorganization for each Mutual Fund is scheduled to occur on or about October 28, 2022. Shareholders of the Mutual Fund will become shareholders of the ETF on or about October 28, 2022 and will no longer be shareholders of the Mutual Fund.

Now that the Agreement and Plan of Reorganization has been approved by shareholders, this communication provides important information about the timeline for the reorganization and actions that shareholders may need to take in advance of the reorganization.

Action Items in Connection with the Reorganization	Scheduled Date
• All classes of shares except Class IS shares will be closed to purchases by new investors.	Effective September 2, 2022, a Mutual Fund will not accept purchase orders from new investors for any class other than Class IS shares.
• All classes of shares except Class IS shares will be closed to purchases by all investors.	Effective September 19, 2022, a Mutual Fund will not accept purchase orders from any investor for any class other than Class IS shares. This includes a purchase as part of an ongoing dividend reinvestment program.
• Class IS shares will be closed to purchases by new investors.	Effective October 3, 2022, a Mutual Fund will not accept purchase orders for Class IS shares from new investors.
• Prior to the reorganization, each class of shares of the Mutual Fund, other than Class IS shares, will be converted into Class IS shares (without a contingent deferred sales charge or other charge).	Effective October 17, 2022.
• Class IS shares will be closed to purchases by all investors.	Effective October 19, 2022, a Mutual Fund will not accept purchase orders for Class IS shares from any investor. This includes a purchase as part of an ongoing dividend reinvestment program.

•  Shareholders who do not currently have a brokerage account will need to open a brokerage account and may need to transfer their Mutual Fund shares into it prior to the closing of the reorganization to receive and hold the ETF shares distributed in the reorganization. More information about opening a brokerage account and transferring Mutual Fund shares into it is included in the attached “Questions and Answers” document.

Shareholders must open a brokerage account no later than October 27, 2022. If a shareholder does not have a brokerage account to hold the ETF shares and, in certain cases, has not transferred their Mutual Fund shares into it by that date, the shares will generally be held by American Stock Transfer & Trust Company, LLC in a default trustee account on behalf of the shareholder after the closing of the reorganization. However, shareholders who hold Mutual Fund shares with Fiduciary Trust International of the South (FTIOS) as the custodian and have not opened a brokerage account at close of market on October 27, 2022, will have their Mutual Fund shares exchanged by FTIOS for Class A shares of Franklin U.S. Government Money Fund (ticker FMFXX) rather than participating in the reorganization.

•  If you do not want to receive shares of the ETF in connection with the reorganization of your Mutual Fund, you can exchange your Mutual Fund shares for shares of another Franklin mutual fund that is not participating in a reorganization or redeem your Mutual Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

The last day to exchange your shares of the Mutual Funds for shares of another Franklin mutual fund is October 27, 2022, and the last day to redeem your shares of the Mutual Funds is October 27, 2022.

•  Any fractional shares held by shareholders on October 28, 2022 will be redeemed, and the Mutual Fund will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

Depending on the type of account, redemption proceeds for fractional shares will be sent either via wire or by a check mailed to the address of record on October 28, 2022.

•  Upon the closing of the reorganization of a Mutual Fund, each shareholder of that Mutual Fund will receive shares of the corresponding ETF having the same aggregate net asset value as the shares of the Mutual Fund they held on the date of the reorganization and become a shareholder of the corresponding ETF.

Except as noted above for FTIOS accountholders, each shareholder of a Mutual Fund will receive the corresponding ETF shares as of October 28, 2022. If you did not establish a brokerage account before the closing of the reorganization, your ETF shares will generally be held on your behalf by American Stock Transfer & Trust Company, LLC in a default trustee account. If you think the ETF shares received by you in the reorganization will be held by American Stock Transfer & Trust, after the reorganization is consummated, you may contact them for more information by e-mailing help@astfinancial.com or calling (800) 937-5449. If the ETF shares are not transferred into a brokerage account within a year of the date of the reorganization, the ETF shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property).

For further information, please contact the Mutual Funds toll-free at 877-6LM-FUND/656-3863.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the reorganization of your Mutual Fund in order to receive shares of the corresponding ETF.

Q.	What types of shareholder accounts can receive shares of the ETF as part of the reorganization?

A.

If you hold your shares of the Mutual Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the ETF in the reorganization. No further action is required.

Q.	What types of shareholder accounts cannot receive shares of the ETF as part of the reorganization?

A.	The following account types cannot hold shares of ETFs:

Distributor Accounts. If you hold your shares of the Mutual Fund in an account where Franklin Distributors, LLC is the broker-dealer of record (a “Distributor Account”), you should transfer your shares of the Mutual Fund to a brokerage account that can accept shares of the corresponding ETF prior to the reorganization. For this purpose, a Distributor Account includes an individual retirement account (“IRA”) for which Franklin Distributors is the broker-dealer of record. You have a Distributor Account if you receive quarterly account statements directly from the Mutual Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Mutual Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of the Mutual Fund through an IRA or group retirement plan whose sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or your financial intermediary may transfer your investment in the Mutual Fund to a different investment option prior to the reorganization. This includes shareholders who hold Mutual Fund shares with Fiduciary Trust International of the South (FTIOS) as the custodian for an IRA or group retirement plan.

If you are unsure about the ability of your account to accept shares of the ETF, please contact your financial advisor or other financial intermediary.

Q.	How do I transfer my Mutual Fund shares from an account held with Franklin Distributors to a brokerage account that will accept ETF shares?

A.

Transferring your shares from a Distributor Account held with Franklin Distributors to a brokerage account that can accept shares of the ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Mutual Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Mutual Fund. Your broker will require your account number with the Mutual Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Mutual Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.	How do I transfer my Mutual Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?

A.

The broker where you hold your Mutual Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What will happen if I do not have a brokerage account that can accept ETF shares at the time of the reorganization?

A.

If your account cannot accept ETF shares at the time of the reorganization, the ETF shares received by you in connection with the reorganization will generally be held by a stock transfer agent, American Stock Transfer & Trust Company, LLC (“American Stock Transfer & Trust”), until a brokerage account is identified into which American Stock Transfer & Trust can transfer the shares. As planned, if the ETF shares are not transferred into a brokerage account within a year of the date of the reorganization, the ETF shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of ETF shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account. In addition, shareholders who hold Mutual Fund shares with Fiduciary Trust International of the South (FTIOS) as the custodian and have not opened a brokerage account at close of market on October 27, 2022, will have their Mutual Fund shares exchanged by FTIOS for Class A shares of Franklin U.S. Government Money Fund (ticker FMFXX) rather than participating in the reorganization In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the reorganization will have on you and your investments.

Q.	What if I do not want to own shares of the ETF?

A.

If you do not want to receive shares of the ETF in connection with the reorganization, you can exchange your Mutual Fund shares for shares of another Franklin mutual fund that is not participating in a reorganization or redeem your Mutual Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Mutual Fund shares will be a taxable event if you hold your shares in a taxable account. The last day to exchange your shares of the Mutual Funds for shares of another Franklin mutual fund is October 27, 2022 and the last day to redeem your shares of the Mutual Funds is October 27, 2022.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	January 28, 2022
Martin Currie International Sustainable Equity Fund	September 30, 2021

Please retain this supplement for future reference.

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